EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 6, 1998 on the financial statements of Steven Madden, Ltd. included in the 1997 Annual Report on Form 10-KSB.


/s/ RICHARD A. EISNER & COMPANY, LLP
------------------------------------
    Richard A. Eisner & Company, LLP


New York, New York
July 15, 1998


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